SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2003

KNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32647	58-2424258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 O. G. Skinner Drive, West Point, Georgia 31833

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (706) 645-8553

Item 2.	Acquisition or Disposition of Assets.

On December 31, 2003, Knology, Inc. (“Knology”), through its wholly owned subsidiary Knology New Media, Inc. (“Knology New Media”), completed the acquisition from Verizon Media Ventures Inc. (“Verizon Media”), a subsidiary of Verizon Communications Inc., of the cable television system and franchise rights in Pinellas County, Florida (the “Pinellas Acquisition”). On December 1, 2003, Knology, through Knology New Media, had completed the acquisition from Verizon Media of the cable television system and franchise rights in Cerritos, California (the “Cerritos Acquisition” and, collectively with Pinellas Acquisition, the “Verizon Media Acquisition”). The Verizon Media Acquisition was made pursuant to the terms of an Asset Purchase Agreement, dated July 15, 2003, by and between Knology New Media and Verizon Media, under which Knology paid Verizon Media an aggregate of approximately $17.0 million in cash. Knology funded the Verizon Media Acquisition (including repayment on December 23, 2003, of amounts borrowed on December 1, 2003 to fund the purchase price for the Cerritos Acquisition) with the proceeds of Knology’s public offering of common stock, which was completed on December 23, 2003 (the “Public Offering”).

In connection with the completion of the Verizon Media Acquisition, Knology issued to a prior prospective purchaser and certain of its employees warrants to purchase an aggregate of 1,000,000 shares of Knology common stock. The warrants have an exercise price of $9.00 per share, the offering price to the public in the Public Offering, and a ten-year term. They do not become exercisable until January 12, 2005.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements required by this Item were previously reported on pages F-38 through F-58 of Knology’s Registration Statement on Form S-2 (File No. 333-109366), as amended, which are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information. The pro forma financial information required by this Item was previously reported on pages 20 through 25 of Knology’s Registration Statement on Form S-2 (File No. 333-109366), as amended, which are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Exhibit Description
2.1	Asset Purchase Agreement, dated as of July 15, 2003, by and between Verizon Media Ventures Inc. and Knology New Media, Inc. (Incorporated herein by reference to Exhibit 2.2 to Amendment No. 5 to Knology, Inc.’s Registration Statement on Form S-2 (File No. 333-109366)).

2.2	Side Letter Agreement, dated as of July 15, 2003, by and between Verizon Media Ventures Inc. and Knology New Media, Inc. (Incorporated herein by reference to Exhibit 2.3 to Amendment No. 5 to Knology, Inc.’s Registration Statement on Form S-2 (File No. 333-109366)).

2.3	Agreement, dated as of July 15, 2003, between GLA New Ventures, L.L.C. and Knology, Inc. (Incorporated herein by reference to Exhibit 2.4 to Amendment No. 5 to Knology, Inc.’s Registration Statement on Form S-2 (File No. 333-109366)).

10.1	Warrant Agreement, dated January 12, 2004, issued by Knology, Inc.

99.1	Audited Combined Financial Statements as of December 31, 2001 and 2002 and for the three years ended December 31, 2002 and Unaudited Combined Financial Statements as of September 30, 2003 and for the nine months ended September 30, 2002 and 2003, of the Pinellas County, Florida and Cerritos, California unincorporated divisions of Verizon Media Ventures Inc., a wholly owned subsidiary of Verizon Communications Inc.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of September 30, 2003 and for the year ended December 31, 2002 and the nine months ended September 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLOGY, INC.

Date: January 14, 2004	By:	/s/ Chad S. Wachter
Chad S. Wachter
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
2.1	Asset Purchase Agreement, dated as of July 15, 2003, by and between Verizon Media Ventures Inc. and Knology New Media, Inc. (Incorporated herein by reference to Exhibit 2.2 to Amendment No. 5 to Knology, Inc.’s Registration Statement on Form S-2 (File No. 333-109366)).

2.2	Side Letter Agreement, dated as of July 15, 2003, by and between Verizon Media Ventures Inc. and Knology New Media, Inc. (Incorporated herein by reference to Exhibit 2.3 to Amendment No. 5 to Knology, Inc.’s Registration Statement on Form S-2 (File No. 333-109366)).

2.3	Agreement, dated as of July 15, 2003, between GLA New Ventures, L.L.C. and Knology, Inc. (Incorporated herein by reference to Exhibit 2.4 to Amendment No. 5 to Knology, Inc.’s Registration Statement on Form S-2 (File No. 333-109366)).

10.1	Warrant Agreement, dated January 12, 2004, issued by Knology, Inc.

99.1	Audited Combined Financial Statements as of December 31, 2001 and 2002 and for the three years ended December 31, 2002 and Unaudited Combined Financial Statements as of September 30, 2003 and for the nine months ended September 30, 2002 and 2003, of the Pinellas County, Florida and Cerritos, California unincorporated divisions of Verizon Media Ventures Inc., a wholly owned subsidiary of Verizon Communications Inc.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of September 30, 2003 and for the year ended December 31, 2002 and the nine months ended September 30, 2003.